LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

The following information replaces any contrary information contained in the first paragraph in the section entitled “Lazard Retirement International Equity Portfolio—Principal Investment Strategies.”

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $98 million to $197.2 billion as of March 31, 2008) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

December 9, 2008